EXHIBIT 32.2

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

CERTIFICATION

In connection with the Annual Report of MAG Silver Corp. (the “Registrant”) on Form 40-F for the fiscal year ending December 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Larry Taddei, Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Larry Taddei

Larry Taddei

Chief Financial Officer

Date: March 31, 2021